Consolidated Statements of Stockholders’ Equity (Parentheticals) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred Stock [Member]
Preferred stock, price per share	$ 0.80	$ 0.80	$ 0.80
Common Stock [Member]
Common stock, price per share	$ 1.18	$ 1.10	$ 1.02
Accumulated Net Unrealized Investment Gain (Loss) [Member]
Unrealized gains (losses) on securities, tax (in Dollars)	$ 183	$ 5,809	$ 6,148